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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 28, 1997


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1996, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1996-4)

                               Superior Bank FSB
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            (Exact name of registrant as specified in its charter)


        United States                333-4492            36-1414142
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(State or Other Jurisdiction        (Commission       (I.R.S. Employer
of Incorporation)                   File Number)      Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                        60181
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(Address of Principal                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (708) 916-4000

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Item 2. Acquisition or Disposition of Assets

Description of the Certificates, Sub-Pool 1 and Sub-Pool 2

     On December 19, 1996, a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1996-4 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of December 1, 1996, among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

     On January 10, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $20,410,321.79 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $19,793,933.45 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated January 10, 1997, between the Depositor and the Trustee.

     On January 22, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $17,111,761.94 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated January 22, 1997, between the Depositor and the Trustee.

     On January 28, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $20,513,720.65 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated January 28, 1997, between the Depositor and the Trustee (the "January 28 Instrument"). Attached to the January 28 Instrument is the Mortgage Loan Schedule with respect to Sub-Pool 1 listing the related Subsequent Mortgage Loans that are the subject of such January 28 Instrument.

     On February 5, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $3,955,699.82 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, established pursuant to the Agreement at a purchase price equal to the principal balance thereof,

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                                    -3-


which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated February 5, 1997, between the Depositor and the Trustee (the "February 5 Instrument"). Attached to the February 5 Instrument is the Mortgage Loan Schedule with respect to Sub-Pool 1 listing the related Subsequent Mortgage Loans that are the subject of such February 5 Instrument.

     On February 7, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $203,790.76 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated February 7, 1997, between the Depositor and the Trustee (the "February 7 Instrument"). Attached to the February 7 Instrument is the Mortgage Loan Schedule with respect to Sub-Pool 1 listing the related Subsequent Mortgage Loans that are the subject of such February 7 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

      Item 7.  Financial Statements and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

          4.3 Subsequent Transfer Instrument, dated January 28, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

          4.4 Subsequent Transfer Instrument, dated February 5, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

          4.5 Subsequent Transfer Instrument, dated February 7, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

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                                    -4-


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SUPERIOR BANK FSB

                                          By:  /s/ William C. Bracken
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                                          Name:  William C. Bracken
                                          Title: Senior Vice President
                                                 and Chief Financial Officer

Dated:  January 28, 1997

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                                EXHIBITS TABLE

          4.3 Subsequent Transfer Instrument, dated January 28, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

          4.4 Subsequent Transfer Instrument, dated February 5, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

          4.5 Subsequent Transfer Instrument, dated February 7, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.